UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 7, 2006
Basic Energy Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-32693	54-2091194
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation )	File Number)	Identification No.)

400 W. Illinois, Suite 800
Midland, Texas		79701
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (432) 620-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 2.03. Creation of a Direct Financial Obligation.
Item 7.01 Regulation FD Disclosure
Item 8.01. Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Indenture dated April 12, 2006
Purchase Agreement dated April 7, 2006
Registration Rights Agreement
Press release dated April 7, 2006
Press release dated April 12, 2006

Item 1.01. Entry into a Material Definitive Agreement.
Issuance and Sale of Senior Notes
     The information included in Item 2.03 of this Current Report on Form 8-K under the captions “Issuance and Sale of Senior Notes” and “Registration Rights Agreement” is incorporated by reference into this Item 1.01 of this Current Report on Form 8-K.
Item 2.03. Creation of a Direct Financial Obligation.
Issuance and Sale of Senior Notes
     On April 12, 2006, the Company successfully completed the issuance and sale of $225,000,000 aggregate principal amount of its 7.125% Senior Notes due 2016 (the “Notes”). The Notes are jointly and severally guaranteed by each of the Company’s subsidiaries (the “Guarantees”). The Notes and the Guarantees were offered and sold in private transactions in accordance with Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). The Notes and the Guarantees have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.
     The Company issued the Notes pursuant to an indenture, dated as of April 12, 2006, by and among the Company, the guarantor parties thereto (the “Guarantors”) and The Bank of New York Trust Company, N.A., as trustee (the “Indenture”).
     The Company intends to use net proceeds from the sale of the Notes to repay existing debt and for general corporate purposes.
     Interest on the Notes will accrue from and including April 12, 2006 at a rate of 7.125% per year. Interest on the Notes is payable in cash semi-annually in arrears on April 15 and October 15 of each year, commencing on October 15, 2006. The Notes will mature on April 15, 2016. The Notes and the Guarantees are unsecured and will rank equally with all of the Company’s and the Guarantors’ existing and future unsecured and unsubordinated obligations. The Notes and the Guarantees will rank senior in right of payment to any of the Company’s and the Guarantors’ existing and future obligations that are, by their terms, expressly subordinated in right of payment to the Notes and the Guarantees. The Notes and the Guarantees will be effectively subordinated to the Company’s and the Guarantors’ secured obligations, including the Company’s senior secured credit facilities, to the extent of the value of the assets securing such obligations.
     The Indenture contains covenants that limit the ability of the Company and certain of its subsidiaries to:
•	incur additional indebtedness;

•	pay dividends or repurchase or redeem capital stock;

•	make certain investments;

•	incur liens;

•	enter into certain types of transactions with affiliates;

•	limit dividends or other payments by restricted subsidiaries; and

•	sell assets or consolidate or merge with or into other companies.

These limitations are subject to a number of important qualifications and exceptions.
     Upon an Event of Default (as defined in the Indenture), the Trustee or the holders of at least 25% in aggregate principal amount of the Notes then outstanding may declare the entire principal of all the Notes to be due and payable immediately.
     The Company may, at its option, redeem all or part of the Notes, at any time on or after April 15, 2011 at a redemption price equal to 100% of the principal amount thereof, plus a premium declining ratably to par and accrued and unpaid interest, if any, to the date of redemption.
     At any time or from time to time prior to April 15, 2009, the Company, at its option, may redeem up to 35% of the outstanding Notes with money that it raises in one or more equity offerings at a redemption price of 107.125% of the principal amount of the Notes redeemed, plus accrued and unpaid interest, as long as:
•	at least 65% of the aggregate principal amount of Notes issued under the Indenture remains outstanding immediately after giving effect to any such redemption; and

•	the Company redeems the Notes not more than 90 days after the closing date of any such equity offering.
     If the Company experiences certain kinds of changes of control, holders of the Notes will be entitled to require us to purchase all or a portion of the Notes at 101% of their principal amount, plus accrued and unpaid interest.
Registration Rights Agreement
     On April 12, 2006, the Company entered into a Registration Rights Agreement with the initial purchasers of the Notes, pursuant to which the Company agreed to use its commercially reasonable efforts to (i) file with the SEC a registration statement on an appropriate form under the Securities Act (the “Exchange Offer Registration Statement”) relating to a registered exchange offer for the Notes under the Securities Act, (ii) cause the Exchange Offer Registration Statement to be declared effective under the Securities Act and (iii) consummate the exchange offer within 270 days following April 12, 2006. If the Company fails to comply with certain obligations under the Registration Rights Agreement, it will be required to pay liquidated damages to the holders of the Notes in accordance with the provisions of the Registration Rights Agreement.
Agreement Descriptions and Exhibits
     In connection with the closing of the Notes offering, the Company is filing certain exhibits as part of this Current Report on Form 8-K. The descriptions of the provisions of the Indenture and the Registration Rights Agreement set forth above in Items 1.01 and 2.03 of this Current Report on Form 8-K are qualified in their entirety by reference to the full and complete terms of such agreements, copies of which are attached to this report as exhibits hereto.
Item 7.01 Regulation FD Disclosure
     On April 7, 2006, Basic Energy Services, Inc. issued a press release announcing that the company priced its previously announced private placement of $225,000,000 aggregate principal amount of 7.125% Senior Notes due 2016. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01. Other Events.
     On April 12, 2006, the Company issued a press release announcing the successful closing of the Notes offering described in Item 2.03 of this Current Report on Form 8-K. A copy of such press release is attached hereto as Exhibit 99.2 and is incorporated herein by this reference.
     Pursuant to General Instruction B.2 of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the press release attached as Exhibit 99.1 is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, but is instead furnished for purposes of that instruction.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

4.1	Indenture dated April 12, 2006, among Basic Energy Services, Inc., the guarantors party thereto, and The Bank of New York Trust Company, N.A., as trustee.
4.2	Form of 7.125% Senior Note due 2016 (included as Exhibit A to Exhibit 4.1 of this Current Report on Form 8-K).
10.1	Purchase Agreement dated April 7, 2006, among Basic Energy Services, Inc., the guarantors party thereto and the initial purchasers party thereto.
10.2	Registration Rights Agreement dated April 12, 2006, among Basic Energy Services, Inc., the guarantors party thereto and the initial purchasers party thereto.
99.1	Basic Energy Services, Inc. press release dated April 7, 2006 relating to the pricing of the Notes offering.
99.2	Basic Energy Services, Inc. press release dated April 12, 2006 relating to the closing of the Notes offering.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Basic Energy Services, Inc.
Date: April 12, 2006	By:	/s/ Alan Krenek
Alan Krenek
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture dated April 12, 2006, among Basic Energy Services, Inc., the guarantors party thereto, and The Bank of New York Trust Company, N.A., as trustee.
4.2	Form of 7.125% Senior Note due 2016 (included as Exhibit A to Exhibit 4.1 of this Current Report on Form 8-K).
10.1	Purchase Agreement dated April 7, 2006, among Basic Energy Services, Inc., the guarantors party thereto and the initial purchasers party thereto.
10.2	Registration Rights Agreement dated April 12, 2006, among Basic Energy Services, Inc., the guarantors party thereto and the initial purchasers party thereto.
99.1	Basic Energy Services, Inc. press release dated April 7, 2006 relating to the pricing of the Notes offering.
99.2	Basic Energy Services, Inc. press release dated April 12, 2006 relating to the closing of the Notes offering.